Item 1: Report to Shareholders

European Stock Fund	April 30, 2005

The views and opinions in this report were current as of April 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

European stocks lost some of the vigor they showed through most of 2004 but continued to outperform the U.S. market over the past six months. The region’s markets exhibited surprising strength considering that official economic data pointed to slower growth across the continent. Despite a rebound since the beginning of 2005, the U.S. dollar declined against both the euro and the pound sterling during the period, aiding returns for dollar-based investors. Defensive sectors generally performed best while more growth-oriented stocks struggled. Small-cap stocks continued their strong run.

We are pleased to report that the European Stock Fund generated solid returns for the 6- and 12-month periods ended April 30, 2005, but, as shown in the table, the fund trailed the MSCI Europe Index and the Lipper European Funds Average. As they have for some time, investors in non-U.S. equities continued to favor value stocks over growth. In April, growth finally surpassed value and gave a lift to the fund, but whether this marks a beginning of a growth cycle of outperformance remains to be seen. Since our portfolio is oriented toward higher-quality growth companies, the current investor preference for value stocks works against our investment style and hurts our performance relative to the benchmarks.

PERFORMANCE COMPARISON
Periods Ended 4/30/05	6 Months	12 Months
European Stock Fund	8.14%	15.72%
MSCI Europe Index	9.81	18.84
Lipper European Funds Average	10.14	18.66
Please see the fund’s quarter-end returns following this letter.

MARKET REVIEW

After strong gains through much of 2004, European stocks began to show some weakness late in the year and in early 2005. A convergence of negative factors was responsible, including higher energy prices that weakened domestic consumer demand and rising short-term U.S. interest rates that chipped away at global economic growth, hurting the continent’s export-oriented businesses. As a result, the outlook for growth in Europe and corporate profits for the remainder of 2005 has dimmed slightly.

High unemployment continues to weigh on the region’s fortunes as well, particularly in Germany, the region’s largest economy. The good news is that the European Union’s newer members, such as the Czech Republic and Hungary, are experiencing robust economic growth.

MARKET PERFORMANCE
Six Months	Local	Local Currency	U.S.
Ended 4/30/05	Currency	vs. U.S. Dollars	Dollars
Belgium	9.02%	1.49%	10.64%
France	5.97	1.49	7.55
Germany	5.75	1.49	7.32
Italy	10.77	1.49	12.42
Netherlands	7.52	1.49	9.11
Spain	7.70	1.49	9.30
Sweden	10.21	-0.16	10.03
Switzerland	11.11	0.92	12.13
United Kingdom	5.77	4.24	10.25
Source: RIMES Online, using MSCI indices.

Markets in Greece and Austria, with their proximity to the high-growth developing regions in Eastern Europe, posted the best results. Among the developed countries, the Nordic countries did well as did Belgium, Switzerland, and Italy. In the larger, more developed markets, such as France and Germany, the results were positive but lagged behind the continent’s smaller markets. The U.K. registered modest gains in local terms, but much better dollar-denominated results, thanks to the pound’s relative strength.

Despite the not-so-cheery economic conditions, all the major sectors, with the exception of information technology, gained ground during the past six months. Consumer staples (food, household, and tobacco) was the best-performing sector, and other defensive sectors, including utilities, health care, and energy, also did well. Information technology stocks declined, reflecting the weak demand for upgrading technology, higher materials costs, and the abundance of semiconductors.

PORTFOLIO PERFORMANCE AND STRATEGY

Financial services—the fund’s largest sector allocation—continued to provide healthy returns for the six-month period, led by our commercial banks and capital markets holdings. Significant private banking inflows and gains in the private equity division boosted the contributions from two of our major holdings—Credit Suisse and UBS. Based on its relationship with the growing economies of Romania and Bulgaria, and the strong Greek economy, we added the National Bank of Greece to our portfolio. We believe the company has strong cost controls and is attractively valued. We eliminated our holdings in DEPFA Bank (Germany) and Erste Bank (Austria). Credit Agricole (France) was a major detractor, hurt by weaker-than-expected results for the last two quarters. We decided to trim our holding and deploy the capital in more promising European banks, such as Turkey’s largest retail bank Turkiye Is Bankasi. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Our health care exposure also aided performance for the period. Two of our major pharmaceutical holdings—GlaxoSmithKline (U.K.) and Sanofi-Aventis (France)—were solid contributors. By carefully managing its growth in expenditures, GlaxoSmithKline posted quarterly earnings that were ahead of consensus expectations. Although revenue growth fell a bit short of the mark, recent prescription data for the company’s key products show a clear acceleration in U.S. growth. Sanofi-Aventis’s strong earnings, a positive outlook for products in its pipeline, and a favorable legal decision regarding the company’s anti-stroke drug Plavix boosted its performance.

SECTOR DIVERSIFICATION
Percent of		Percent of
Net Assets		Net Assets
10/31/04		4/30/05
Financials	26.0%	25.6%
Consumer Discretionary	16.6	15.9
Health Care	10.5	11.0
Energy	10.6	10.3
Consumer Staples	8.5	9.4
Telecommunication Services	10.5	8.2
Industrials and Business Services	7.3	7.9
Information Technology	5.2	5.1
Utilities	2.4	2.1
Materials	1.9	1.7
Reserves	0.5	2.8
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

Higher oil prices, improved refining margins, and a cyclical recovery in chemicals generated bumper profits that, in turn, lifted energy shares. Shell Transport & Trading/Royal Dutch Petroleum (U.K./ Netherlands), Total (France), and Eni (Italy) made positive contributions during the past six months. The only sore spot in this sector was the Russian oil company Yukos. We eliminated our position because of its protracted political and tax battles with the Russian government.

We decided to reduce our exposure in telecommunications after a strong fourth quarter. We eliminated Telecom Italia Mobile, which provides networks for businesses and individuals in Italy, Brazil, and Venezuela. The stock carried a premium that we thought it could not support. Despite its attractive valuation, we trimmed our position in Vodafone (U.K.) because its growth is slowing and its Japanese business continues to struggle. We deployed the proceeds into 02 (U.K.), a mobile phone company operating in the U.K., Ireland, and Germany, which we think has stronger growth possibilities. Despite its poor showing in the period, we continue to hold VimpelCom (Russia) because it appears the Kremlin has backed off its campaign against the company.

GEOGRAPHIC DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	10/31/04	4/30/05
United Kingdom	32.1%	31.3%
France	19.7	19.4
Switzerland	9.0	9.6
Spain	8.0	8.0
Italy	6.9	6.6
Netherlands	7.5	5.8
Germany	4.9	5.1
Sweden	2.8	2.1
Other and Reserves	9.1	12.1
Total	100.0%	100.0%

The consumer discretionary sector was a key detractor during the period, weighed down by home improvement retailer Kingfisher (U.K.). We trimmed our position in Television Francaise because advertising has not shown much recovery in France, and recent economic data suggest it may be some time before it picks up.

Although information technology lagged during the period, mailing equipment and services company Neopost was a positive contributor. The company is attractively valued, in our view, generates a strong cash flow, and recently hiked its dividend and declared a special distribution.

INVESTMENT OUTLOOK

Despite the discouraging short-term economic forecast for some of Europe’s largest economies, the outlook for company profits remains positive. Higher oil prices and a strong euro have dampened consumer confidence, but that situation could quickly change, particularly if oil prices fall and the European Central Bank keeps interest rates steady, as currently anticipated. We believe valuations in Europe are attractive compared with other regions, and the downside risk appears limited. Companies have restructured their balance sheets and are generating healthy amounts of cash. Value stocks, which have outperformed growth for some time, are no longer trading at a relative discount, which could signal an end to this trend. The slippage in the economic cycle should improve the prospects for the steady growth companies we favor. In an environment of slow growth, investors have shown a willingness to pay for companies whose sales and earnings are expanding.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 20, 2005

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI Europe Index: A market capitalization weighted index of approximately 500 stocks traded in 15 European markets.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

GDP: Gross domestic product is the total market value of all goods and services produced in a country in a given year.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
4/30/05

Royal Bank of Scotland, United Kingdom	3.9%
GlaxoSmithKline, United Kingdom	3.6
Shell T&T/Royal Dutch, United Kingdom/Netherlands	3.5
Total, France	3.2
Sanofi-Aventis, France	3.2
Vodafone, United Kingdom	3.1
Nestle, Switzerland	2.5
UBS, Switzerland	2.5
Diageo, United Kingdom	1.9
Eni S.p.A., Italy	1.8
Kingfisher, United Kingdom	1.6
AstraZeneca, United Kingdom	1.6
Telefonica, Spain	1.6
Nokia, Finland	1.5
ING Groep ADS, Netherlands	1.5
BNP Paribas, France	1.5
Credit Suisse Group, Switzerland	1.4
Banco Bilbao Vizcaya Argenta, Spain	1.4
Roche Holding, Switzerland	1.4
Hypo Real Estate Holding, Germany	1.4
Reed Elsevier, United Kingdom/Netherlands	1.3
Credit Agricole, France	1.3
Cortefiel, Spain	1.3
Hays, United Kingdom	1.3
Philips Electronics, Netherlands	1.2
Total	50.5%

Note: Table excludes collateral for securities lending.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/05	1 Year	5 Years	10 Years
European Stock Fund	15.72%	-0.53%	8.88%
MSCI Europe Index	18.84	0.92	9.70
Lipper European Funds Average	18.66	1.12	9.07

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE EUROPEAN STOCK FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05
Actual	$1,000.00	$1,081.40	$5.47
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,019.54	5.31

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (1.06%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

Periods Ended 3/31/05	1 Year	5 Years	10 Years
European Stock Fund	15.29%	-0.74%	9.56%
MSCI Europe Index	20.88	0.50	10.31
Lipper European Funds Average	20.17	0.42	9.89

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of a 2% redemption fee on shares held for three months or less. If it did, the performance would be lower.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period
	6 Months	Year
	Ended	Ended
	4/30/05**	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
NET ASSET VALUE
Beginning of period	$18.33	$15.64	$12.77	$15.28	$21.69	$22.29

Investment activities
Net investment income
(loss)	0.14	0.27	0.22	0.16	0.40	0.18
Net realized and
unrealized gain (loss)	1.35	2.66	2.79	(2.31)	(5.23)	1.26

Total from
investment activities	1.49	2.93	3.01	(2.15)	(4.83)	1.44

Distributions
Net investment income	(0.27)	(0.22)	(0.14)	(0.36)	(0.16)	(0.14)
Net realized gain	(0.01)	(0.02)	–	–	(1.42)	(1.90)

Total distributions	(0.28)	(0.24)	(0.14)	(0.36)	(1.58)	(2.04)

NET ASSET VALUE
End of period	$19.54	$18.33	$15.64	$12.77	$15.28	$21.69

Ratios/Supplemental Data
Total return^	8.14%	18.89%	23.83%	(14.51)%	(23.98)%	6.28%
Ratio of total expenses to
average net assets	1.06%†	1.07%	1.12%	1.11%	1.09%	1.02%
Ratio of net investment
income (loss) to average
net assets	1.39%†	1.36%	1.56%	1.03%	2.03%	0.71%
Portfolio turnover rate	24.8%†	22.5%	23.1%	16.1%	5.8%	24.5%
Net assets, end of period
(in millions)	$807	$784	$800	$643	$814	$1,250

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
** Per share amounts calculated using average shares outstanding method.
† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)++	Shares	Value
(Cost and value in $ 000s)

AUSTRIA 0.2%
Common Stocks 0.2%
Raiffeisen International *	38,400	1,984
Total Austria (Cost $1,631)		1,984

BELGIUM 1.5%
Common Stocks 1.5%
Colruyt	18,200	2,761
Fortis	127,080	3,540
Fortis, Series B	85,269	2,380
UCB	77,941	3,807
Total Belgium (Cost $5,073)		12,488

DENMARK 0.8%
Common Stocks 0.8%
Novo Nordisk, Series B	125,300	6,343
Total Denmark (Cost $4,730)		6,343

FINLAND 1.9%
Common Stocks 1.9%
Neste Oil *	122,600	2,749
Nokia §	769,615	12,347
Total Finland (Cost $4,637)		15,096

FRANCE 19.4%
Common Stocks 19.4%
Altran Technologies *§	178,200	1,461
AXA	352,929	8,734
BNP Paribas §	183,498	12,138
Compagnie De Saint-Gobain	137,992	7,817
Credit Agricole §	415,209	10,792
France Telecom *	325,608	9,569
Groupe Danone §	54,564	5,133
Hermes International	28,963	5,539
L'Oreal §	37,321	2,690
Lafarge	20,877	1,906
LVMH §	57,521	4,081
Neopost	69,257	5,816
Sanofi-Aventis §	287,029	25,515
Schneider Electric, Series A §	85,828	6,203
Societe Generale §	60,635	6,069
Sodexho Alliance §	71,255	2,398
Television Francaise *§	79,936	2,272
THOMSON Multimedia §	132,100	3,271
Total §	115,818	25,802
Vivendi Universal *§	189,982	5,666
Zodiac	74,600	3,633
Total France (Cost $89,232)		156,505

GERMANY 5.1%
Common Stocks 5.1%
Allianz	32,068	3,854
Bayer AG §	77,912	2,567
Deutsche Bank §	59,659	4,894
E.ON AG §	80,376	6,801
Hypo Real Estate Holding *	262,626	10,948
RWE §	42,580	2,555
SAP	32,148	5,076
Siemens	58,906	4,335
Total Germany (Cost $28,988)		41,030

GREECE 1.0%
Common Stocks 1.0%
National Bank of Greece	232,163	7,806
Total Greece (Cost $6,762)		7,806

IRELAND 1.0%
Common Stocks 1.0%
Anglo Irish Bank	194,800	2,258
Bank of Ireland	394,100	5,960
Total Ireland (Cost $7,290)		8,218

ITALY 6.6%
Common Stocks 6.6%
Alleanza Assicurazioni	529,150	6,314
Banca Intesa §	1,586,417	7,619
Banco Popolare Di Verona §	204,300	3,780
Eni S.p.A.	582,037	14,675
Mediaset §	326,266	4,260
Mediolanum §	318,970	2,082
Seat Pagine Gialle *§	9,876,000	3,840
Telecom Italia §	480,449	1,636
Telecom Italia-RNC	781,861	2,212
UniCredito	1,291,868	7,277
Total Italy (Cost $35,957)		53,695

KAZAKHSTAN 0.2%
Common Stocks 0.2%
PetroKazakhstan (USD)	51,527	1,496
Total Kazakhstan (Cost $1,407)		1,496

NETHERLANDS 5.8%
Common Stocks 5.8%
ASM International *§	217,800	2,979
ASM Lithography *§	353,500	5,129
ING Groep GDS §	446,888	12,301
Koninklijke Numico *	148,512	6,174
Philips Electronics	401,047	10,043
Reed Elsevier §	96,230	1,390
Royal Dutch Petroleum	102,206	5,984
Royal KPN	252,600	2,117
Trader.com, Class A *	47,112	610
Total Netherlands (Cost $29,708)		46,727

NORWAY 0.2%
Common Stocks 0.2%
Orkla §	48,742	1,640
Total Norway (Cost $273)		1,640

RUSSIA 2.0%
Common Stocks 2.0%
Lukoil ADR (USD) §	33,040	4,506
Lukoil ADR 144A (USD)	8,230	1,122
MMC Norilsk Nickel (USD)	35,500	1,997
Mobile Telesystems ADR (USD) §	28,300	951
Mobile Telesystems GDR (USD)	30,900	1,038
VimpelCommunication ADR (USD) *§	194,500	6,364
Total Russia (Cost $12,685)		15,978

SPAIN 8.0%
Common Stocks 8.0%
Acciona	41,422	3,579
Banco Bilbao Vizcaya Argenta	732,555	11,392
Banco Santander Central Hispano	497,637	5,833
Cortefiel	578,100	10,647
Endesa	108,991	2,391
Gamesa §	256,572	3,330
Gas Natural §	98,330	2,815
Inditex §	100,600	2,996
Prosegur	69,400	1,530
Repsol	174,176	4,444
Sogecable *§	84,700	3,175
Telefonica §	733,631	12,524
Total Spain (Cost $37,602)		64,656

SWEDEN 2.1%
Common Stocks 2.1%
Hennes & Mauritz, Series B §	120,500	4,175
LM Ericsson §	1,243,674	3,702
Securitas, Series B §	433,684	6,992
Tele2 AB, Series B §	61,200	1,946
Total Sweden (Cost $12,155)		16,815

SWITZERLAND 9.6%
Common Stocks 9.6%
Adecco	198,711	9,643
Cie Financ Richemont, Equity Units, Class A	170,800	5,111
Credit Suisse Group *§	275,820	11,662
Nestle §	76,583	20,200
Roche Holding §	91,048	11,063
UBS §	249,753	20,113
Total Switzerland (Cost $40,415)		77,792

TURKEY 0.5%
Common Stocks 0.5%
Turkiye Is Bankasi	766,000	3,895
Total Turkey (Cost $3,826)		3,895

UNITED KINGDOM 31.3%
Common Stocks 31.3%
AstraZeneca	287,964	12,659
BHP Billiton	351,800	4,305
British Sky Broadcasting	288,428	2,993
Cadbury Schweppes	263,991	2,661
Capita Group	416,900	3,007
Carnival	77,924	4,033
Centrica	546,416	2,319
Compass Group	2,013,800	9,032
Diageo	1,016,052	15,080
Electrocomponents	409,610	1,806
GlaxoSmithKline	1,151,456	29,056
Hays	4,103,342	10,269
Hilton Group	537,342	2,815
Kesa Electricals	438,883	2,235
Kingfisher	2,758,011	13,032
MFI Furniture Group	640,000	1,247
O2 *	1,469,500	3,310
Reed Elsevier	961,501	9,427
Rio Tinto	99,324	3,003
Royal Bank of Scotland	1,028,054	31,096
Sage Group	694,927	2,608
Shell Transport & Trading	2,484,228	22,304
Standard Chartered	136,300	2,464
Taylor Nelson	1,466,191	6,178
Tesco	1,503,640	8,896
Tomkins	695,016	3,276
Unilever	811,527	7,744
United Business Media	206,678	1,965
Vodafone	9,507,022	24,876
William Morrison Supermarkets	796,300	2,971
WPP Group	551,940	6,022
Total United Kingdom (Cost $195,715)		252,689

UNITED STATES 1.1%
Money Market Funds 1.1%
T. Rowe Price Reserve Investment Fund, 2.93% #†	8,721,131	8,721
Total United States (Cost $8,721)		8,721

SECURITIES LENDING COLLATERAL 23.9%
Money Market Pooled Account 23.9%
Investment in money market pooled account managed by JP
Morgan Chase Bank, London, 2.902% #	192,884,849	192,885
Total Securities Lending Collateral (Cost $192,885)		192,885

Total Investments in Securities
122.2% of Net Assets (Cost $719,692)		$986,459

(1)	Denominated in currency of country of
incorporation unless otherwise noted
#	Seven-day yield
*	Non-income producing
§	All or a portion of this security is on loan
at April 30, 2005 – See Note 2
++	At April 30, 2005, a substantial number
of the fund’s international securities were
valued by the T. Rowe Price Valuation
Committee, established by the fund’s
Board of Directors. See Note 1
†	Affiliated company – See Note 5
144A	Security was purchased pursuant to Rule
144A under the Securities Act of 1933 and
may be resold in transactions exempt from
registration only to qualified institutional
buyers—total value of such securities at
period-end amounts to $1,122 and repre-
sents 0.1% of net assets
ADR	American Depository Receipts
GDR	Global Depository Receipts
GDS	Global Depository Shares
USD	U.S. dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $8,721)	$8,721
Non-affiliated companies (cost $710,971)	977,738

Total investments in securities	986,459
Cash	50
Dividends and interest receivable	2,702
Receivable for investment securities sold	2,325
Receivable for shares sold	154
Other assets	10,999

Total assets	1,002,689

Liabilities
Investment management fees payable	550
Payable for investment securities purchased	310
Payable for shares redeemed	394
Obligation to return securities lending collateral	192,885
Due to affiliates	103
Other liabilities	1,207

Total liabilities	195,449

NET ASSETS	$807,240

Net Assets Consist of:
Undistributed net investment income (loss)	$5,345
Undistributed net realized gain (loss)	(19,535)
Net unrealized gain (loss)	266,731
Paid-in-capital applicable to 41,315,725 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized	554,699

NET ASSETS	$807,240

NET ASSET VALUE PER SHARE	$19.54

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
4/30/05
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $747)	$9,658
Securities lending	428
Interest	32

Total income	10,118

Expenses
Investment management	3,356
Shareholder servicing	724
Custody and accounting	194
Prospectus and shareholder reports	64
Registration	20
Legal and audit	10
Proxy and annual meeting	7
Directors	4
Miscellaneous	3

Total expenses	4,382

Net investment income (loss)	5,736

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	27,485
Foreign currency transactions	(15)

Net realized gain (loss)	27,470

Change in net unrealized gain (loss)
Securities	30,731
Other assets and liabilities
denominated in foreign currencies	(78)

Change in net unrealized gain (loss)	30,653

Net realized and unrealized gain (loss)	58,123

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$63,859

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	4/30/05	10/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,736	$11,333
Net realized gain (loss)	27,470	42,774
Change in net unrealized gain (loss)	30,653	84,454

Increase (decrease) in net assets from operations	63,859	138,561

Distributions to shareholders
Net investment income	(11,447)	(11,139)
Net realized gain	(424)	(1,012)

Decrease in net assets from distributions	(11,871)	(12,151)

Capital share transactions *
Shares sold	38,021	141,439
Distributions reinvested	11,226	11,519
Shares redeemed	(77,823)	(295,737)
Redemption fees received	17	8

Increase (decrease) in net assets from capital
share transactions	(28,559)	(142,771)

Net Assets
Increase (decrease) during period	23,429	(16,361)
Beginning of period	783,811	800,172

End of period	$807,240	$783,811

(Including undistributed net investment income of
$5,345 at 4/30/05 and $11,056 at 10/31/04)

*Share information
Shares sold	1,923	8,282
Distributions reinvested	579	691
Shares redeemed	(3,947)	(17,370)

Increase (decrease) in shares outstanding	(1,445)	(8,397)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The European Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2005, the value of loaned securities was $184,159,000; aggregate collateral consisted of $192,885,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $100,971,000 and $153,862,000, respectively, for the six months ended April 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2004, the fund had $46,694,000 of unused capital loss carryforwards, of which $18,865,000 expire in fiscal 2010 and $27,829,000 expire in fiscal 2011.

At April 30, 2005, the cost of investments for federal income tax purposes was $719,692,000. Net unrealized gain aggregated $266,731,000 at period-end, of which $288,254,000 related to appreciated investments and $21,523,000 related to depreciated investments.

NOTE 4 – FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2005, expenses incurred pursuant to these service agreements were $43,000 for Price Associates, $443,000 for T. Rowe Price Services, Inc., and $25,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2005, the fund was allocated $56,000 of Spectrum Funds’ expenses, of which $28,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as a component of due to affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2005, approximately 4.2% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended April 30, 2005, dividend income from the Reserve Funds totaled $59,000, and the value of shares of the Reserve Funds held at April 30, 2005 and October 31, 2004 was $8,721,000 and $2,718,000, respectively.

As of April 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 129,190 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price International, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included but were not limited to management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board had previously conducted a detailed review of the organization, structure, and investment teams of the Manager at a meeting held in October 2004. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager and that the Manager was addressing its concerns regarding the fund’s performance (see below).

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. The information indicated that the fund’s results for certain time periods were less than satisfactory. The Manager provided its assessment of the fund’s investment results and reviewed steps taken to address issues raised by the Board. The Board concluded that the Manager’s response was appropriate.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees

The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were generally at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date June 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date June 16, 2005